UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – June 14, 2005

TXU Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

TXU US Holdings Company

(Exact name of registrant as specified in its charter)

Texas	1-11668	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

TXU Energy Company LLC

(Exact name of registrant as specified in its charter)

Delaware	333-108876	75-2967817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

TXU Electric Delivery Company

(Exact name of registrant as specified in its charter)

Texas	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 N. Akard Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On June 15, 2005, the registrants will meet with analysts and investors and will participate in the Deutsche Bank Annual Electric Power Conference. The registrants will also provide a statistical summary to participants in the conference. The slides used in the meetings and conference are filed as Exhibit 99.1 and the statistical summary is filed as Exhibit 99.2.

ITEM 8.01. OTHER EVENTS.

On June 14, 2005 Standard and Poor’s (“S&P”) downgraded certain debt ratings of TXU Corp. and certain of its subsidiaries. After giving effect to the action taken by S&P, current credit ratings by S&P, Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”) for TXU Corp. and certain of its subsidiaries are as follows:

	TXU Corp.	TXU US Holdings Company	TXU Electric Delivery Company	TXU Electric Delivery Company	TXU Energy Company LLC
	(Senior Unsecured)	(Senior Unsecured)	(Secured)	(Senior Unsecured)	(Senior Unsecured)
S&P	BB+	BB+	BBB-	BBB-	BBB-
Moody’s	Ba1	Baa3	Baa1	Baa2	Baa2
Fitch	BBB-	BBB-	A-/BBB+	BBB+	BBB

S&P and Moody’s currently maintain a stable outlook for TXU Corp., TXU US Holdings Company, TXU Energy Company LLC and TXU Electric Delivery Company. Fitch maintains a negative outlook for TXU Corp., TXU US Holdings Company and TXU Energy Company LLC and a stable outlook for TXU Electric Delivery.

A rating reflects only the view of a rating agency, and is not a recommendation to buy, sell or hold securities. Any rating can be revised upward or downward at any time by a rating agency if such rating agency decides that circumstances warrant such a change.

As a result of the action by S&P, TXU expects additional uses of liquidity, including collateral requirements, of approximately $100 million.

The following table shows the Company’s consolidated cash, credit facility and commitment balances as of June 10, 2005 and December 31, 2004 in millions of dollars:

Cash and Bank Facilities

Liquidity Component	Maturity Date	Authorized Borrowers	June 10, 2005 Availability	December 31, 2004 Availability
Cash and cash equivalents			177	106
$1.4 billion credit facility	June 2008	TXU Energy Company LLC, TXU Electric Delivery Company	893	1,172
$1.6 billion credit facility	March 2010	TXU Energy Company LLC, TXU Electric Delivery Company	920	—
$500 million credit facility	June 2010	TXU Energy Company LLC, TXU Electric Delivery Company	375	500
$500 million credit facility	December 2009	TXU Energy Company LLC	—	500
Terminated facilities			—	531

Total liquidity			2,365	2,809

New Bank Commitment
$1 billion credit facility	June/July 2008	TXU Energy Company LLC

TXU Energy Company LLC has obtained a commitment from a financial institution for a new credit facility totaling $1 billion on terms comparable to recent registrant credit facilities, which can be used for general corporate purposes. TXU Energy Company LLC may, depending on market conditions, enter into a credit agreement on the terms set forth in the new commitment or, in the case of any of the registrants, other commitments. The registrants may also decide not to enter into any new credit agreements.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.	Description
99.1	Slides presented by the registrants at the Deutsche Bank Annual Electric Power Conference on June 15, 2005.*

99.2	2004 Statistical Summary presented by the registrants at the Deutsche Bank Annual Electric Power Conference on June 15, 2005.*

*	Exhibit shall be deemed furnished to, but not filed with, the SEC in connection with the disclosure set forth in Item 7.01.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TXU CORP.

By:	/s/ Stan Szlauderbach
Stan Szlauderbach
Senior Vice President and Controller

TXU US HOLDINGS COMPANY

By:	/s/ Stan Szlauderbach
Stan Szlauderbach
Senior Vice President and Controller

TXU ENERGY COMPANY LLC

By:	/s/ Stan Szlauderbach
Stan Szlauderbach
Senior Vice President and Controller

TXU ELECTRIC DELIVERY COMPANY

By:	/s/ Stan Szlauderbach
Stan Szlauderbach
Senior Vice President and Controller

Dated: June 15, 2005

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